Exhibit 10.2
November 4, 2010

PERSONAL AND CONFIDENTIAL

VIA FEDERAL EXPRESS
In-Q-Tel, Inc.
2107 Wilson Blvd., 11th Floor
Arlington, VA  22201

Re:	Advanced Photonix, Inc. /Picometrix, LLC/In-Q-Tel, Inc.
Development Agreement and Royalty Agreement

Ladies and Gentlemen:

Reference is made to that certain (x) proposed development agreement by and among Advanced Photonix, Inc., a Delaware corporation (“API”), its wholly-owned subsidiary, Picometrix, LLC (“Picometrix”), and In-Q-Tel, Inc., a Delaware corporation (“IQT”) (the “Development Agreement”), (y) proposed royalty agreement by and among API, Picometrix and IQT (the “Royalty Agreement”, and together with the Development Agreement, the “Commercial Agreements”) and (z) Securities Purchase Agreement, dated as of November 4, 2010, by and between API and IQT (the “SPA”).

On the date hereof, each of us has executed the SPA and you have delivered to us to be held in escrow the definitive forms of each of the Commercial Agreements, which are attached hereto as Exhibits A and B, respectively, along with executed counterparts to each such agreement (the “Signature Pages”).  In the event that (i) NYSE Amex approves API’s additional listing application covering the shares of Class A Common Stock, par value $0.001 per share, to be issued in connection with the SPA and (ii) each party’s respective closing conditions set forth in Section 5 of the SPA have been either satisfied or waived by the party in whose favor such closing conditions run (clauses (i) and (ii), the “Escrow Release Conditions”), (1) the definitive forms of each of the Commercial Agreements and the Signature Pages shall automatically be released from escrow, (2) API and Picometrix shall execute and deliver to you counterparts to each Commercial Agreement, and (3) each such Commercial Agreement shall be dated and become effective as of the date the Escrow Release Conditions have been satisfied.   In the event that the Escrow Release Conditions are not satisfied, API (A) hereby agrees to promptly return the definitive forms of each of the Commercial Agreements and the Signature Pages to you, and (B) acknowledges and agrees the Commercial Agreements shall be null and void and of no legal effect.

Very truly yours,

By:	/s/Richard D. Kurtz
Name:	Richard D. Kurtz
Title:	Chief Executive Officer and Director

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